Subsequent Events	3 Months Ended
Jun. 30, 2011
Subsequent Events
Subsequent Events [Text Block]

11.   SUBSEQUENT EVENTS

In July 2011 the Company executed a six month agreement with a communication firm to provide public relations and corporate communication services. The Company issued two million restricted common shares to this firm upon execution of this agreement.

On August 4, 2011, the Company approved a resolution to convert 4,000,000 restricted Class A Convertible Preferred Shares into 4,000,000 shares of the Company’s Common stock. The conversion price was $0.015 per share, in accordance with the Convertible Preferred Share original subscription.

On August 4, 2011, by mutual consent, the Company terminated a $6,000 per month consulting services contract with Atlantic Gold Mining Corp.

On July 1, 2011, a $5,000 per month management consulting services contract with a former president expired.